Note 21 - Financial Instruments	12 Months Ended
Dec. 31, 2025
Statement Line Items [Line Items]
Disclosure of financial instruments [text block]
21.	Financial Instruments

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. Per Note 1, the Company does not have sufficient financial resources necessary to complete the construction and final commissioning of the Refinery and the Company is going through a planning and budgeting process to update the capital estimates and completion schedule associated with the Refinery. The Company attempts to ensure there is sufficient access to funds to meet ongoing business requirements, considering its current cash position and potential funding sources.

The following are the contractual maturities of financial liabilities as at December 31, 2025, and December 31, 2024:

	As at December 31, 2025
	< 1 Year	Between 1 – 2 Years	>2 Years
Accounts payable and accrued liabilities	$5,817	$-	$-
Long-term government loan payable	36	36	5,125
Term loan	-	-	38,920
Lease payable	128	43	-
Short-term deferred government grant	642	-	-
Total	$6,623	$79	$44,045

	As at December 31, 2024
	< 1 Year	Between 1 – 2 Years	>2 Years
Accounts payable and accrued liabilities	$3,579	$-	$-
Long-term government loan payable	36	1,615	8,519
Convertible notes payable [1]	8,057	8,012	99,071
Lease payable	125	128	43
Total	$11,797	$9,755	$107,633

[1] Amounts are based on contractual maturities of 2028 Notes and assumption that it would remain outstanding until maturity. Per Note 11, 2026 Notes were cancelled and replaced with 2028 Notes on February 13, 2023.

For 2024 the Company assumed the notes will remain outstanding until maturity. If noteholders convert prior to maturity, they would be entitled to a make-whole interest payment upon conversion. This payment cannot exceed the remaining coupon payments owing and thus the tables above present all interest payments to maturity, which represents the maximum possible cash outflow to the Company.

Fair Value

The Company’s financial instruments consisted of cash and cash equivalents, restricted cash, receivables, marketable securities, convertible notes payable, long-term government loan payable, warrants liability, and accounts payable and accrued liabilities. The fair values of cash and cash equivalents, restricted cash, and deposits, receivables and accounts payable and accrued liability approximate their carrying values because of their current nature. The fair value of long-term government loan payables are estimated as $5,196 ( December 31, 2024 - $7,824) utilizing a discounted cash flow calculation based on cash interest and principal payments and an interest rate of 16.0% ( December 31, 2024 – ranging from 7.0% to 17.1%) which would expected to be achieved on a standard debt arrangement.

The contractual liabilities relating to government loan payable assumes that repayment began on June 30, 2028 in 19 equal instalments

Credit Risk Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its cash and cash equivalents and restricted cash which are being held in with major Canadian banks that are high credit quality financial institutions as determined by rating agencies.

The Company’s receivables primarily consist of HST refund due from Canada Revenue Agency and reimbursement to be received from NRCan and DoD, hence there is no significant credit risk on receivables.

As at December 31, 2025, the Company’s maximum exposure to credit was the carrying value of cash and cash equivalents, restricted cash, and receivables.

Foreign Currency Risk

Foreign currency risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because they are denominated in currencies that differ from the Company’s functional currency. The Company is exposed to foreign currency risk on fluctuations related to cash and cash equivalents, prepayments, accounts payable and accrued liabilities, derivative financial liabilities on warrants and its long-term debts that are denominated in US Dollars. The Company has not used derivative instruments to reduce its exposure to foreign currency risk nor has it entered into foreign exchange contracts to hedge against gains or losses from foreign exchange fluctuations.

The following table indicates the foreign currency exchange risk on monetary financial instruments as at December 2025 and 2024 converted to Canadian Dollars:

As at December 31, 2025
USD denominated expressed in CAD
Cash and cash equivalents	$25,019
Accounts payable and accrued liabilities	(641)
Term loan	(38,168)
Royalty	(2,338)
Total	$(16,128)

As at December 31, 2024
USD denominated expressed in CAD
Cash and cash equivalents	$3,391
Accounts payable and accrued liabilities	(478)
Interest accrual	(2,799)
Long-term convertible notes payable	(63,963)
Royalty	(1,283)
Total	$(65,132)

During the year ended December 31, 2025, the Company recognized a gain of $1,159 ( December 31, 2024 – loss of $4,338) on foreign exchange. Based on the above exposures as at December 31, 2025, a 10% depreciation or appreciation of the US Dollar against the Canadian Dollar would result in a $1,232 decrease or increase in the Company’s net income before tax ( December 31, 2023 - $6,149).

Interest Rate Risk

Interest rate risk is the risk that the fair value of future cash flow of a financial instrument will fluctuate because of changes in market interest rate. Company currently does not have any financial instruments that are linked to LIBOR, SOFR, or any form of a floating market interest rate. Therefore, changes in the market interest rate does not have an impact on the Company as at December 31, 2025.